Registration Nos. 33-6790 and 811-4719
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                        Pre-Effective Amendment No. ___                      |_|


                        Post-Effective Amendment No. 15                      |X|


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                            |X|


                               Amendment No. 15                              |X|

                        (Check appropriate box or boxes)

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                               THE WESTWOOD FUNDS
               (Exact Name of Registrant as Specified in Charter)
                              One Corporate Center
                               Rye, New York 10580
               (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, including Area Code: (212) WEST-909


                                 Susan M. Byrne
                                885 Third Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                   copies to:

      Steven R. Howard, Esq.                               Bruce N. Alpert
        Baker & McKenzie                                 Teton Advisers LLC
        805 Third Avenue                                One Corporate Center
     New York, New York 10022                            Rye, New York 10580

                                ----------------

It is proposed that this filing will be effective (check appropriate box)


     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |_| on (date) pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a) of Rule 485 |X| on April __, 1997 pursuant to paragraph (a) of Rule 485


     Registrant has registered an indefinite number of its shares of beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended September 30, 1996 was filed on November 22, 1996.

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Total Pages:
Exhibit Index:

                               THE WESTWOOD FUNDS

                                  SERVICE CLASS
                              CROSS-REFERENCE SHEET
                             Required by Rule 495(a)
                        under the Securities Act of 1933

N-1A
Item No.                                                  Location
--------                                                  --------
Part A        ........................................    Prospectus Caption
   Item 1.    Cover Page..............................    Cover Page
   Item 2.    Synopsis................................    Fee Table
   Item 3.    Condensed Financial Information.........    Condensed Financial Information
   Item 4.    General Description of Registrant           Cover Page; Description of the Funds
                                                          and Risk Considerations; General Information
   Item 5.    Management of the Fund..................    Management of the Funds
   Item 5(a)  Management's Discussion of Performance..    Not Applicable
   Item 6.    Capital Stock and Other Securities......    Cover Page; How to Buy Fund Shares; Dividends,
                                                          Distributions and Taxes; General Information
   Item 7.    Purchase of Securities Being Offered....    How to Buy Fund Shares
   Item 8.    Redemption or Repurchase................    How to Redeem Fund Shares
   Item 9.    Legal Proceedings.......................    Not Applicable
                                                          Statement of Additional
Part B                                                    Information Caption
   Item 10.   Cover Page..............................    Cover Page
   Item 11.   Table of Contents.......................    Table of Contents
   Item 12.   General Information and History.........    General Information and History
   Item 13.   Investment Objectives and Policies......    Investment Objectives and Management Policies;
                                                          Appendix
   Item 14.   Management of the Fund..................    Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities..............................    Management of the Fund
   Item 16.   Investment Advisory and Other Services..    Investment Advisory and Other Services
   Item 17.   Brokerage Allocation....................    Portfolio Transactions
   Item 18.   Capital Stock and Other Securities......    Information About the Funds
   Item 19.   Purchase, Redemption and Pricing of
              Securities Being Offered................    Purchase of Fund Shares; Redemption of Fund Shares;
                                                          Shareholder Services; Determination of Net Asset Value
   Item 20.   Tax Status and Taxes....................    Dividends, Distributions
   Item 21.   Underwriters............................    Investment Advisory and Other Services --
                                                          Distribution of Fund Shares
   Item 22.   Calculation of Performance Date.........    Performance Information
   Item 23.   Financial Statements....................    Financial Statements.

Part C

   Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                               THE WESTWOOD FUNDS

                                  RETAIL CLASS
                              CROSS-REFERENCE SHEET
                           (as required by Rule 495(a)
                        under the Securities Act of 1933)

N1A
Item No.                                                  Location
--------                                                  --------
Part A                                                    Prospectus Caption
   Item 1.    Cover Page..............................    Cover Page
   Item 2.    Synopsis................................    Fee Table
   Item 3.    Condensed Financial Information.........    Condensed Financial Information
   Item 4.    General Description of Registrant           Cover Page; Description of the Funds
                                                          and Risk Considerations; General Information
   Item 5.    Management of the Fund..................    Management of the Funds
   Item 5(a)  Management's Discussion of Performance..    Not Applicable
   Item 6.    Capital Stock and Other Securities......    Cover Page; How to Buy Fund Shares; Dividends,
                                                          Distributions and Taxes; General Information
   Item 7.    Purchase of Securities Being Offered....    How to Buy Fund Shares
   Item 8.    Redemption or Repurchase................    How to Redeem Fund Shares
   Item 9.    Legal Proceedings.......................    Not Applicable


                               The Westwood Funds
                               ==================


RETAIL CLASS PROSPECTUS -- May 5, 1997

     The Westwood Funds (the "Trust") is an open-end, diversified, management investment company, known as a mutual fund. This prospectus contains information about five separate investment portfolios referred to as the Westwood Equity Fund, the Westwood SmallCap Equity Fund, the Westwood Realty Fund, the Westwood Intermediate Bond Fund and the Westwood Balanced Fund (collectively, the "Funds"). The Funds offer two classes of shares with the exception of the Westwood Realty Fund and the Westwood SmallCap Fund that offer only Retail Shares. This Prospectus provides information about "Retail Class" shares. Retail Class shares are offered exclusively to investors who have not purchased their shares through an entity that has signed a Dealer Agreement with Gabelli & Company, Inc. (the "Distributor"), with the exception of certain dealer-sold retirement plan programs. Each Fund has a separate investment objective, as set forth below. There is no assurance that any of these investment objectives will be achieved.


     WESTWOOD EQUITY FUND (the "Equity Fund") seeks as its primary goal to provide investors with capital appreciation; income is a secondary, but nonetheless an important goal. The net asset value per share of the Equity Fund will fluctuate.


     WESTWOOD SMALLCAP EQUITY FUND (the "SmallCap Fund") seeks to provide investors with long-term capital appreciation by investing primarily in smaller capitalization equity securities. The net asset value per share of the SmallCap Fund will fluctuate.

     WESTWOOD REALTY FUND (the "Realty Fund") seeks to provide investors with long-term capital appreciation as well as current income through investments primarily in a portfolio of publicly traded securities of domestic issuers that are primarily engaged in or related to the real estate industry. The net asset value per share of the Realty Fund will fluctuate.


     WESTWOOD INTERMEDIATE BOND FUND (the "Intermediate Bond Fund") seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity. The net asset value per share of the Intermediate Bond Fund will fluctuate.

     WESTWOOD BALANCED FUND (the "Balanced Fund") seeks to realize both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach. The net asset value per share of the Balanced Fund will fluctuate.



     This Prospectus sets forth concisely information about the Funds that an investor should know before investing. It should be read and retained for future reference.


     Part B (also known as the Statement of Additional Information), dated May 5, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission (the "SEC") and is available for reference, along with other materials on the SEC Internet Web Site (http://www.sec.gov) and is incorporated herein by reference. For a free copy, write to The Westwood Funds at One Corporate Center, Rye, New York 10580-1434 or call 1-(800) GABELLI (1-800-422-3554). Purchase orders and redemption requests may be directed to the Westwood Funds at P.O. Box 8308, Boston, Massachusetts 02266-8909.

     Shares of the Funds are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involve investment risks, including the possible loss of principal.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Teton Advisers LLC (the "Adviser"), a limited liability company formed by Gabelli Funds, Inc. ("Gabelli") and Westwood Management Corp. ("Westwood"), is adviser to the Funds pursuant to an investment advisory agreement with the Trust (the "Investment Advisory Agreement"). The Adviser has entered into a sub-advisory agreement with Westwood and the Trust whereby Westwood (the "Sub-Adviser") serves as sub-adviser to the Funds (the "Sub-Advisory Agreement"). Prior to serving as Sub-Adviser, Westwood acted as adviser to the Funds from their inception through October 6, 1994. The Adviser oversees the administration of each Fund's business and affairs and in this connection is responsible for maintaining certain of the Funds' books and records and providing other administrative services. (See "Management of the Funds.")

                            Fee Table -- Retail Class


     Each Fund is authorized to issue two separate classes of shares. Service Class shares will be offered exclusively to investors who have purchased their shares through an entity that has signed a Dealer Agreement with the Distributor. Retail Class shares will be offered to all other investors, including certain retirement plans offered through broker-dealers. Retail Class shares and Service Class shares are identical in all respects, except that Service Class shares bear a sales load and higher expenses incurred in the distribution and marketing of such shares ("12b-1 Fees"). Retail Class shares bear no sales load and lower 12b-1 Fees. The table below sets forth certain information regarding annual operating expenses incurred by the Retail Class for the fiscal year ended September 30, 1996 including the amounts of these fees. The annual operating expense information for the Small Cap Fund and Realty Fund are estimated, based on asset levels of $30,000,000 for each Fund.


                                                           SmallCap    Realty    Intermediate
                                           Equity Fund       Fund+      Fund+      Bond Fund   Balanced Fund
                                           -----------    --------     ------     ---------   -------------
Shareholder Transaction Expenses:
Maximum Sales Load Imposed on Purchases .     None          None        None        None            None
Annual Fund Operating Expenses:
  Management Fees (after waivers)* ......     0.55%         0.50%       0.50%       0.00%           0.36%
  12b-1 Fees ............................     0.25%         0.25%       0.25%       0.25%           0.25%
  Other Expenses (after waivers and
    expense reimbursements)** ...........     0.70%         0.75%       0.75%       0.75%           0.64%
                                              ----          ----        ----        ----            ----
Total Fund Operating Expenses (after
  waivers and expense reimbursements)** .     1.50%         1.50%       1.50%       1.00%           1.25%
                                              ----          ----        ----        ----            ----



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* Management Fees (before waivers) would be 1.00%, 1.00%, 1.00%, .60% and .75% for the Equity Fund, SmallCap Fund, Realty Fund, Intermediate Bond Fund and Balanced Fund, respectively.

** Management fees, have been waived/reimbursed for the Equity Fund, Intermediate Fund and Balanced Fund. Other expenses have been reimbursed for the Intermediate Bond Fund. Prior to any waivers and expense reimbursements, total fund operating expenses for the Equity Fund, Intermediate Bond Fund and Balanced Fund for Retail Shares would have been 1.95%, 2.46% and 1.71%, respectively.

+ The Adviser has agreed to voluntarily waive a portion of its advisory fee to the extent necessary to maintain the Total Fund Operating Expenses at the level set forth in the table above.


Example:

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                  1 Year        3 Years     5 Years    10 Years
                                  ------        -------     -------    --------


Equity Fund ................       $ 15          $ 47        $ 82        $179
Realty Fund ................       $ 15          $ 47          --          --
SmallCap Fund ..............       $ 15          $ 47          --          --
Intermediate Bond Fund .....       $ 11          $ 35        $ 61        $133
Balanced Fund ..............       $ 13          $ 42        $ 72        $159


     The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. (See "Management of the Funds".)


     Management's Discussion and Analysis of the Funds' performance during the fiscal year ended September 30, 1996 is included in the Funds' Annual Report to
 Shareholders dated September 30, 1996. The Funds' Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.

                              Financial Highlights

     The following information for each of the five years for the period ended September 30, 1996 have been audited by Price Waterhouse LLP, the Funds' independent accountants, whose report on the

                 For a share outstanding throughout each period+


Equity Fund Retail Class(a)
--------------------------


                             Year Ended September 30
                             -----------------------

                                   1996      1995     1994      1993     1992      1991      1990      1989      1988      1987*
                                   ----      ----     ----      ----     ----      ----      ----      ----      ----      -----
Operating Performance:

Net Asset Value, Beginning
  of Period                       $  6.59   $  5.50   $ 9.91   $14.19   $ 14.23   $ 12.62   $ 15.11   $ 12.02   $ 15.12   $ 11.50
                                  -------   -------   ------   ------   -------   -------   -------   -------   -------   -------
Net investment income                0.08      0.04     0.10     0.05      0.27      0.46      0.53      0.61      0.42      0.13
Net realized and unrealized gain
  (loss) on investments              1.59      1.31     0.64     2.12      0.34      1.92     (2.04)     2.89     (2.15)     3.49
                                  -------   -------   ------   ------   -------   -------   -------   -------   -------   -------
Total from Investment
  Operations                         1.67      1.35     0.74     2.17      0.61      2.38     (1.51)     3.50     (1.73)     3.62
                                  -------   -------   ------   ------   -------   -------   -------   -------   -------   -------
Less Distributions:
Dividends from net investment
  income                            (0.06)    (0.06)   (0.07)   (0.55)    (0.51)    (0.61)    (0.56)    (0.41)    (0.31)     --
Distributions from net realized
  capital gains                     (0.52)    (0.20)   (5.08)   (5.90)    (0.14)    (0.16)    (0.41)     --       (1.07)     --
                                  -------   -------   ------   ------   -------   -------   -------   -------   -------   -------
Total Distributions                 (0.58)    (0.26)   (5.15)   (6.45)    (0.65)    (0.77)    (0.98)    (0.41)    (1.37)     --
                                  -------   -------   ------   ------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of Period    $  7.68   $  6.59   $ 5.50   $ 9.91   $ 14.19   $ 14.23   $ 12.62   $ 15.11   $ 12.02   $ 15.12
                                  =======   =======   ======   ======   =======   =======   =======   =======   =======   =======
Total Return                        26.88%    25.85%    9.14%   20.16%     4.16%    19.61%    10.59%    30.08%    10.40%    31.47%
                                  -------   -------   ------   ------   -------   -------   -------   -------   -------   -------
Net Assets End of Period

  (in thousands)                  $29,342   $14,903   $8,637   $5,172   $13,161   $52,884   $51,754   $57,763   $46,245   $42,835
Ratios to average net assets of:
Net investment income                1.16%     0.77%    1.63%    0.40%     1.85%     3.06%     3.74%     4.57%     4.24%     1.38%**
Expenses net of waivers/

  reimbursements++                   1.50%     1.61%    0.71%    1.95%     1.40%     1.29%     1.26%     1.27%     1.48%     1.29%**
Expenses  before waivers/
  reimbursements++                   1.95%     2.29%    1.94%    2.32%     1.54%     1.29%     1.26%     1.27%     1.62%     1.34%**
Portfolio Turnover Rate               106%      107%     137%     102%       75%      143%      127%      151%      198%      221%**

Average Commission Rate (per
  share of security)(b)           $ 0.054      --       --       --        --           --        --        --        --        --

----------
+ Per share based on the average number of shares outstanding during the period.

++ Effective 1995, the ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.44% and 1.50% for Equity Retail Class, net of waivers and 1.88% and 2.16% before waivers, for 1996 and 1995, respectively.

*    January 2, 1987 commencement of operations.
**   Not Annualized.
(a)  Formerly named "Institutional Class."
(b) For fiscal years beginning on or after November 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                              Financial Highlights
                 For a share outstanding throughout each period+


Intermediate Bond Fund -- Retail Class(a)

                                               Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                              September 30,    September 30,    September 30,    September 30,    September 30,
                                                  1996             1995             1994             1993             1992*
                                                 ------           ------           ------           ------           ------
Operating Performance:
Net Asset Value, Beginning of Period            $    9.98        $    9.48        $   10.73        $   10.65        $   10.00
                                                ---------        ---------        ---------        ---------        ---------
Income from Investment Operations:

  Net investment income                              0.51             0.52             0.48             0.39             0.51

  Net realized and unrealized gain on
  investments                                       (0.10)            0.50            (1.04)            0.62             0.65
                                                ---------        ---------        ---------        ---------        ---------
  Total from Investment Operations                   0.41             1.02            (0.56)            1.01             1.16
                                                ---------        ---------        ---------        ---------        ---------
Less Distributions:
  Dividends from net investment income              (0.51)           (0.52)           (0.48)           (0.39)           (0.51)

  Distributions from net realized capital gain       --               --              (0.21)           (0.54)            --
                                                ---------        ---------        ---------        ---------        ---------


  Total Distributions                               (0.51)           (0.52)           (0.69)           (0.93)           (0.51)
                                                ---------        ---------        ---------        ---------        ---------
Net Asset Value, End of Period                  $    9.88        $    9.98        $    9.48        $   10.73        $   10.65
                                                =========        =========        =========        =========        =========
Total Return                                         4.50%           11.13%           (5.46%)          10.24%           11.87%
Net Assets End of Period (in thousands)         $   5,496        $   4,729        $   7,339        $   2,849        $   3,153
Ratios to Average Net Assets of:
  Net investment income                              5.43%            5.38%            4.86%            3.74%            5.25%
  Expenses net of waivers/reimbursements++           1.09%            1.17%            0.92%            2.40%            1.94%
  Expenses before waivers/reimbursements++           2.46%            2.47%            1.75%            3.46%            3.40%
Portfolio Turnover Rate                               309%             165%             203%             222%             198%



Balanced Fund -- Retail Class(a)

                                                 Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                                September 30,    September 30,    September 30,    September 30,    September 30,
                                                    1996             1995             1994             1993             1992*
                                                   ------           ------           ------           ------           ------
Operating Performance:
Net Asset Value, Beginning of Period             $     8.47       $     7.12       $    10.89       $    10.45       $    10.00
                                                 ----------       ----------       ----------       ----------       ----------
Income from Investment Operations:
  Net investment income                                0.22             0.19             0.12             0.20             0.31
  Net realized and unrealized gain on
  investments                                          1.37             1.35             0.42             1.44             0.49
                                                 ----------       ----------       ----------       ----------       ----------
  Total from Investment Operations                     1.59             1.54             0.54             1.64             0.80
                                                 ----------       ----------       ----------       ----------       ----------
Less Distributions:
  Dividends from net investment income                (0.22)           (0.19)           (0.13)           (0.24)           (0.31)
  Distributions from net realized capital gains       (0.13)            --              (4.18)           (0.96)           (0.04)
                                                 ----------       ----------       ----------       ----------       ----------
  Total Distributions                                 (0.35)           (0.19)           (4.31)           (1.20)           (0.35)
                                                 ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period                   $     9.71       $     8.47       $     7.12       $    10.89       $    10.45
                                                 ==========       ==========       ==========       ==========       ==========
Total Return                                          19.11%           21.98%            5.30%           17.60%            7.32%
                                                 ----------       ----------       ----------       ----------       ----------
Net Assets End of Period (in thousands)          $   23,158       $    6,912       $    3,081       $    1,583       $    3,716
Ratios to Average Net Assets of:
  Net investment income                                2.62%            2.47%            1.55%            1.90%            3.13%
  Expenses net of waivers/reimbursements++             1.32%            1.35%            1.68%            1.82%            1.44%
  Expenses before waivers/reimbursements++             1.71%            1.86%            2.36%            2.97%            2.38%
Portfolio Turnover Rate                                 111%             133%             168%             192%             178%

Average Commission Rate
 (per share of security)(b)                      $     0.05

----------
+ Per share based on the average number of shares outstanding during the period.
++ Effective 1995, the ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for 1996 and 1995 would be 1.00% and 1.00% for the Intermediate Bond Fund net of waivers respectively, and 2.36% and 2.18% before waivers, respectively. For the Balanced Fund: expenses net of waivers would be 1.24% and 1.25%, respectively, and 1.63% and 1.85% before waivers, respectively.
*    Commencement of operations October 1, 1991.
(a)  Formerly named "Institutional Class."
(b) For the fiscal years beginning on or after November 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

    Financial Statements which incorporate such information appears in the Statement of Additional Information. All such information should be read in conjunction with the related financial statements and notes thereto, which are included in the Statement of Additional Information, and are available upon request.

                Description of the Funds and Risk Considerations

Investment Objectives

     Each Fund's investment objectives, as previously set forth on the cover page of this Prospectus, are fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of each Fund's outstanding voting shares. There can be no assurance that a Fund's investment objectives will be achieved.

Management Policies

     Equity Fund -- The Equity Fund attempts to achieve its goals by investing primarily (i.e., in normal circumstances), at least 65% of its total assets in common stocks, some of which may pay dividends, or securities convertible into common stocks (see "Convertible Securities" below for a complete description). The Equity Fund invests in securities issued by seasoned companies (generally with market capitalizations in excess of $500,000,000 and continuous operating histories of at least three years) believed to have proven records and above-average historical earnings growth when compared to published indexes, such as those published by the Department of Commerce, and in smaller companies (generally with market capitalizations greater than $100,000,000 but less than $500,000,000) believed to have outstanding potential for capital appreciation, in both cases in industries which the Adviser has identified as appropriate in light of the then current status of the economic and business cycles. These securities may have above-average price/earnings ratios or less than average current yields, when compared to published indexes, such as the Standard & Poor's 500 Composite Stock Price Index. Price/earnings ratio is a comparison of a security's market price to its earnings per share, usually expressed as a simple numeral, and current yield expresses the income on an amount invested. The Equity Fund may invest in preferred stocks and common stock issued by real estate investment trusts (see "Real Estate Investment Trusts" below for more complete information). The Equity Fund also may invest, in normal circumstances, up to 35% of its total assets in U.S. dollar- and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it believes they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. The Equity Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated or, if unrated, determined to be below investment grade. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information).

     Debt securities rated "BBB" by S&P or "Baa" by Moody's are considered medium grade obligations. Securities rated "Baa" by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well, while those rated "BBB" by S&P are regarded as having an adequate capacity to pay principal and interest. Securities rated in these categories are generally more sensitive to economic changes than higher rated securities. See the "Appendix" in the Statement of Additional Information for more details on the ratings of Moody's and S&P.

     The Equity Fund may invest in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing.

     Common stocks, debt securities in periods of declining interest rates, and index options provide opportunities for capital growth. Dividend paying common stocks, covered call options written by the Equity Fund and debt securities are expected to provide income for the Equity Fund. The securities purchasable for temporary defensive purposes provide income, but little opportunity for capital growth.

     The majority of the Equity Fund's investments are in securities listed on the New York Stock Exchange or other national securities exchanges. The Equity Fund also may invest in unlisted securities; but these generally will be securities that have an established over-the-counter market, although the depth and liquidity of that market may vary from time to time and from security to security. Generally, those securities are issued by smaller companies than those whose securities are listed on national securities exchanges. The market prices of equity securities of smaller companies may tend to be more volatile than the market prices of equity securities generally.

     The Equity Fund may invest up to 25% of its total assets in the securities of foreign issuers, either directly, or in the form of American Depository Receipts ("ADRs") or other similar arrangements, such as European Depository Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in United States securities markets. EDRs are similar to ADRs and are issued and traded in Europe.

     It is a fundamental policy of the Equity Fund that it may invest (together with all other securities which are not readily marketable -- see "Certain Fundamental Policies" below and "Investment Restrictions" in the Statement of Additional Information) up to 10% of the value of its net assets in securities that have not been registered under the Securities Act of 1933, as amended, and therefore are subject to restrictions on resale, provided such investments are consistent with the Equity Fund's goals. When purchasing unregistered securities, the Equity Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Equity Fund's decision to publicly offer any such security and the registration of the security permitting such offer. During any such period, the price of the securities will be subject to market fluctuations.

     The Equity Fund may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time.

     The Equity Fund also may invest in securities of investment companies subject to the provisions of the Investment Company Act of 1940. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such companies. See "Investment Objectives and Management Policies -- Investment Company Securities" in the Statement of Additional Information.


     The SmallCap Fund -- The SmallCap Fund will seek to achieve its investment objective by investing, under normal circumstances as determined by the Adviser, at least 65% of the Fund's total assets in equity securities, including preferred stock and convertible securities ("equity securities"), of companies that have market capitalization (defined as shares outstanding times current market price) of $1 billion or less at the time of the Fund's initial investment. The SmallCap Fund also may invest, under normal circumstances, up to 35% of its total assets in the equity securities of issuers without respect to market capitalization. The SmallCap Fund may invest up to 25% of its total assets in the equity securities of foreign issuers, either directly, or in the form of ADRs or other similar arrangements, such as EDRs. The SmallCap Fund may also invest in equity securities issued by real estate investment trusts (see "Real Estate Investment Trusts" below). The SmallCap Fund may invest, in normal circumstances, up to 35% of its total assets in U.S. dollar and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by "S&P" or "Baa" by Moody's (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it believes they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. The SmallCap Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated or, if unrated, determined to be below investment grade. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information). The Fund may invest up to 15% of the value of its net assets in illiquid securities, (see "Illiquid Securities" below).

The SmallCap Fund may invest without limit in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing as a temporary "defensive" measure as deemed advisable by the Adviser. The Adviser will utilize a disciplined investment approach to identify companies that have above average sales and earnings growth prospects or otherwise improving fundamentals captured on the balance sheet given the current status of the economic and business cycles on selecting securities the SmallCap Fund's securities. Fundamental analysis and computer-aided quantitative analysis are used to identify companies with attractive fundamental investment characteristics such as growth potential and earnings growth. Investing in small capitalization stocks may involve greater risk than investing in medium and large capitalization stocks, since they can be subject to more abrupt or erratic movements in price. The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies positioned in new and emerging industries. Securities of small and unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the SmallCap Fund may invest may have relatively small revenues and limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. They may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may incur significant losses, and investments in such companies are therefore speculative. There can be no assurance that the SmallCap Fund will achieve its investment objective.

     The Realty Fund -- The Realty Fund will seek to achieve its investment objective by investing at least 65% of the Fund's total assets, under normal circumstances as determined by the Adviser, in the securities of publicly traded real estate investment trusts ("REITs") and real estate operating companies. The Fund's investments will be restricted to securities with a market capitalization (defined as shares outstanding times current market price) of a minimum of $50 million at the time of the Fund's initial investment. The Fund may invest in equity REITs, mortgage REITs and hybrid REITs and other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development, as well as companies whose financial prospects are deemed by the Adviser to be real estate oriented (e.g., a construction company) and consistent with the Fund's investment objectives. The Fund may invest up to 25% of its total assets in foreign real estate securities. The Realty Fund also may invest, in normal circumstances, up to 35% of its total assets in domestic and foreign debt securities and equity securities, including preferred stock and convertible securities, of issuers engaged in businesses other than real estate. The Fund may invest up to 15% of the value of its net assets in illiquid securities (see "Illiquid Securities" below). The Realty Fund will not purchase direct interests in real estate. The Realty Fund may invest without limit in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing as a temporary "defensive" measure as deemed advisable by the Adviser. The Adviser will utilize a combination of fundamental and quantitative techniques to identify real estate securities for investment that meet various criteria, including various financial, geographical and strategic criteria as appropriate in light of the then current status of the economic and business cycles. Based on a weighting of the various criteria, securities are to be inte-grated into the Fund's portfolio according to their contribution to the portfolio's overall investment characteristics. The Fund's portfolio will be diversified across regional, strategic, and financial parameters as deemed appropriate by the Adviser. There can be no assurance that the Realty Fund will achieve its investment objective. See "Real Estate Investment Trusts@ below for more complete information, including risk considerations.


     Intermediate Bond Fund -- The Intermediate Bond Fund will pursue its objective by investing, in normal circumstances, at least 65% of its total assets in bonds of various types and with various maturities. Although it will not be a fundamental policy of the Intermediate Bond Fund and there will be no restrictions as to the maximum or minimum maturity of any individual security in which the Fund may invest, the Intermediate Bond Fund will normally have a dollar weighted average portfolio maturity of three to ten years. (See the discussion below under "Description of Securities and Other Investment Practices" for special information regarding the maturities of certain of the Intermediate Bond Fund's permissible investments.)

     To achieve its investment objective, the Intermediate Bond Fund invests primarily in a diversified portfolio of investment grade, U.S. dollar or foreign currency denominated bonds of domestic and foreign issuers. The Fund's portfolio consists of bonds issued by both corporate and government entities. In pursuing its investment objective, the Intermediate Bond Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and other collateralized securities that are backed by a pool of assets, such as loans or receivables which generate cash flow to cover the payments due on the collateralized securities, as well as zero coupon and payment in kind securities. The Intermediate Bond Fund's portfolio, consisting primarily of investment grade debt securities, will include bonds rated "BBB" or better by S&P or "Baa" or better by Moody's, commercial paper rated "A-2" or better by S&P or "P-2" or better by Moody's, mortgage and asset-backed securities rated "AA" or better by S&P or "Aa" or better by Moody's and other investment grade-rated debt securities or those which are unrated but determined to be of comparable quality by the Adviser. The Intermediate Bond Fund may invest in preferred stock, real estate investment trusts (REITs) or other equity securities including securities of foreign issuers although it does not expect to invest more than 25% of its assets in securities of foreign issuers.

     Although the lowest rated investment grade securities and those which are unrated in the Intermediate Bond Fund's portfolio may produce a higher return, they are subject to a greater degree of market fluctuation and credit risks than the high quality securities in which the Fund may invest and may be regarded as having speculative characteristics as well. The Intermediate Bond Fund may also invest up to 10% of its total assets in debt securities that are rated or, if unrated, determined to be below investment grade. These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information).

     In view of the expected maturity of the Intermediate Bond Fund's portfolio, in normal market conditions, it is anticipated that the Fund may experience a higher yield and less stable net asset value than a fund which invests primarily in shorter-term securities. Conversely, it is also anticipated that the Intermediate Bond Fund may experience a lower yield and more stable net asset value than a fund which invests primarily in longer-term securities.

     The net asset value of the Intermediate Bond Fund will vary in response to fluctuations in prevailing interest rates and changes in the value of its portfolio securities. When interest rates decline, the value of securities already held in the Intermediate Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio security holdings can be expected to decline. Although the lowest investment grade securities and those which are unrated in the Intermediate Bond Fund's portfolio may produce a higher return, they are subject to a greater degree of market fluctuation and credit risks than the high quality securities in which the Intermediate Bond Fund may invest. In addition, the Intermediate Bond Fund may invest in zero coupon and payment in kind securities which may be subject to greater fluctuations in value due to changes in interest rates than other debt securities.

     In normal circumstances, the Intermediate Bond Fund may invest up to 35% of its total assets in short-term, money market instruments of at least comparable quality to the Fund's longer-term investments, and in repurchase agreements. However, as a temporary "defensive" measure during, or in anticipation of, a declining market or ris-ing interest rates, or for other reasons when, in the opinion of the Fund's investment adviser, it is advisable to do so, the Intermediate Bond Fund may invest up to 100% of its total assets in high quality short-term investments.

     Balanced Fund -- The Balanced Fund pursues its objective through a balanced and diversified program of investing in equity securities and debt instruments.

     With respect to its investments in equity securities, the Balanced Fund invests between 30% to 70% of its assets in common stocks, some of which may pay dividends, or securities convertible into common stocks. With respect to the equity portion of its portfolio, the Balanced Fund invests in equity securities using the same investment criteria as the Equity Fund.

     The remaining 70% to 30% of the Balanced Fund's assets are invested in U.S. dollar or foreign currency denominated debt securities of domestic and foreign issuers, including debt securities of corporate and government issuers, commercial paper and mortgage and asset-backed securities, for the relative stability of income and principal. With respect to these investments, at least 25% of the Balanced Fund's total assets will be invested in fixed income senior securities. The debt securities in which the Balanced Fund invests are the same types of securities used by the Intermediate Bond Fund.

     As noted above, the Adviser may also select other equity securities in addition to common stocks for investment by the Balanced Fund, such as preferred stocks, REITs, high grade securities convertible into common stocks and warrants. The Balanced Fund may invest up to 25% of its total assets in the securities of foreign issuers, either directly, or in the form of American or European Depository Receipts, and up to 10% of the value of its net assets, together with all other investments which are not readily marketable, in securities which have not been registered under the Securities Act of 1933, as amended, and which therefore are subject to restrictions on resale. (See the information set forth above under "Management Policies -- Equity Fund" for more information on these types of investments.) The Balanced Fund may also invest in warrants.

     In addition, the Balanced Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, bankers' acceptances, time deposits, repurchase agreements and other high quality debt instruments in order to maintain a temporary "defensive" posture when, in the opinion of the Adviser, it is advisable to do so.

Description of Securities and Other Investment Practices

     Convertible Securities (The Equity Fund, the SmallCap Fund and the Realty Fund and the Balanced Fund) -- A convertible security is a fixed-income security, such as a bond or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

     In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock.


     Real Estate Investment Trusts (All Funds)- The Funds may invest in the securities of real estate investment trusts ("REITs"). A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs involve risks similar to those associated with investing in common stock (i.e., securities market risks) and risks associated with investing in the real estate industry in general: declines in real estate value, general and local economic conditions, overbuilding and competition, property tax and operating expense increases, changes in zoning laws, casualty losses, variations in rental income, costs related to environmental problems and increases in interest rates. REITs (especially mortgage REITs) are subject to interest rate risks. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITS could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investors in REITs indirectly bear a proportionate share of expenses incurred by the REITs. See "Investment Objectives and Management Policies -- Real Estate Investment Securities" in the Statement of Additional Information for more details on REITs.


     U.S. Government Securities (All Funds) -- Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. A Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.


     Repurchase Agreements (All Funds) -- Repurchase agreements involve the acquisition by a Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase. The Funds' custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to highest rated securities of the type in which a Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. A Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.


     Bank Obligations (All Funds) -- Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     Commercial Paper (All Funds) -- Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions (see "Variable and Floating Rate Demand and Master Demand Notes" below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

     Other Mutual Funds (All Funds) -- Each Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.


     Corporate Debt Securities (All Funds) -- A Fund's investments in corporate debt may include U.S. dollar or foreign currency denominated corporate bonds, debentures, notes and other similar corporate debt instruments of domestic and foreign issuers, which meet the previously disclosed minimum ratings and maturity criteria established for each Fund under the direction of the Board of Trustees and the Adviser or, if unrated, are in the Adviser's opinion comparable in quality to rated corporate debt securities in which each Fund may invest. The rate of return or return of principal on some debt obligations in which the Funds may invest may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


     Variable and Floating Rate Demand and Master Demand Notes (All Funds) -- A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate of the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 10% of that Fund's net assets.


     A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.


     When-Issued or Delayed-Delivery Securities (All Funds) -- New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of a Fund's net assets would be so committed.


     Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of cash, cash equivalents or U.S. Government securities or other liquid debt securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank.


     Foreign Securities (All Funds, except as specifically noted) -- A Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate debt securities, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities, and the Equity Fund, Balanced Fund, SmallCap Fund and Realty Fund may invest directly in foreign equity securities and in securities represented by European Depository Receipts ("EDRs") or American Depository Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.


     There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

     In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

     Zero Coupon and Payment In Kind Securities (The Intermediate Bond Fund and the Balanced Fund) -- A Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.


     Lower Rated Securities (All Funds) -- Debt securities rated lower than investment grade involve much greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. They are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. In this connection, there have been recent instances of such defaults and bankruptcies which were not foreseen by the financial and investment communities. The lower quality and unrated obligations in which the Funds may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by large uncertainties or major risk exposures to adverse conditions. The value of such obligations may be more susceptible to real and perceived adverse economic or industry conditions than is the case of higher rated securities. The Funds are dependent on the Adviser's judgment, analysis and experience in the evaluation of high yield obligations. In evaluating the creditworthiness of a particular issue, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, the ability of the issuer's management and regulatory matters. The Adviser will attempt to reduce the risks of investing in lower rated or unrated obligations through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets. The Funds will also take such action as they consider appropriate in the event of anticipated financial difficulties, default or bankruptcy of the issuers of any such obligation.

Derivatives


     The Funds may invest in derivative securities as described below, however, none of the Funds have a present intention to utilize one or more of the various practices such that five percent or more of a Fund's net assets will be at risk with respect to derivative practices. The successful use by a Fund of derivatives is subject to the Advisor's ability to predict correctly movements in one or more underlying instruments, indexes, stocks, the market generally or a particular industry. The use of derivatives requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurrance of a Fund's successful use of derivatives if and when utilized. See "Statement of Additional Information" for more information on derivatives, including risk considerations. Call and Put Options on Specific Securities (The Equity Fund, the SmallCap Fund and the Realty Fund and the Balanced Fund) -- A Fund may buy and sell call and put options in respect of specific securities, or may write covered call and put option contracts to the extent of 10% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

     Stock Index Options (The Equity Fund, the SmallCap Fund and the Realty Fund and the Balanced Fund) -- A Fund may purchase and write put and call options on stock indexes listed on national securities exchanges as an investment vehicle for the purpose of realizing its investment objectives or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index.

     Futures Transactions -- In General (All Funds as noted below) -- The Funds are not commodity pools. However, the Funds may engage in futures transactions, including those relating to indexes, as described below.

     A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

     Stock Index Futures (The Equity Fund, the SmallCap Fund and the Realty Fund and the Balanced Fund) -- A Fund may purchase and sell stock index futures contracts. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

     Interest Rate Futures (The Intermediate Bond Fund and the Balanced Fund) -- A Fund may purchase an interest rate futures contract in anticipation of a decline in interest rates, and resulting increase in market price, in debt securities the Fund intends to acquire. A Fund may sell an interest rate futures contract in anticipation of an increase in interest rates, and resulting decline in market price, in debt securities the Fund owns. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date.

     Options on Futures (All Funds) -- A Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

     Forward Foreign Currency Exchange Contracts (All Funds) -- A Fund may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency. The purpose of entering into forward currency contracts for hedging purposes is to minimize the risk to a Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies.


     Mortgage-Related Securities (The Intermediate Bond Fund and the Balanced
Fund) -- Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline and generally may also increase the inherent volatility of the mortgage-related security by effectively converting short-term debt instruments into long-term debt instruments; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association "GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage

Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers of the mortgage poolers.

     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity and principal payment schedule. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" in the Statement of Additional Information.



     Other Asset-Backed Securities (The Intermediate Bond Fund and the Balanced
Fund) -- Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust or by the existence of a subordinated class of securities. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS(SM) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities". Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in asset-backed securities.


     Lending Portfolio Securities (All Funds) -- To earn additional income, a Fund may lend securities from its portfolio to brokers, dealers or other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33% of a Fund's total assets. In connection with such loans, a Fund will receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund can increase its income through the investment of such collateral.

     Illiquid Securities (All Funds, except as noted in "Certain Fundamental Policies" below). Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, or other restricted securities, which have been determined liquid by the Fund's Board of Trustees.

     Certain Fundamental Policies (All Funds, except as noted below) -- Each Fund (i) may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (ii) may pledge, hypothecate, mortgage or otherwise encumber its assets, but only in an amount up to 10% of the value of its total assets to secure borrowings for temporary or emergency purposes, or up to 20% in connection with the purchase and sale of put and call options; (iii) may invest up to 5% of the value of its total assets in the securities of any one issuer (This restriction applies only with respect to 75% of the total assets of each Fund); (iv) may invest up to 25% of its total assets in any single industry; and (v) may invest up to 10% of its total assets in time deposits maturing from two business days through seven calendar days. The Equity Fund may invest up to 10% of its net assets in securities that have not been registered under the Securities Act of 1933, as amended, and therefore are subject to restrictions on resale, in repurchase agreements providing for settlement in more than seven days after notice and in securities that are not readily marketable (including those options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, which are not readily marketable). Subject to this limitation, the Equity Fund may invest in securities eligible for resale pursuant to Rule144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities. Each of the other Funds excluding the SmallCap and Realty Fund may invest up to 10% of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in securities that are not readily marketable. Included in this limitation are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include investments by these Funds in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities (see "Investment Objectives and Management Policies -- Rule144A Securities" in the Statement of Additional Information for further details). This paragraph describes fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of each Fund's outstanding voting shares. See "Investment Objectives and Management Policies -- Investment Restrictions" in the Statement of Additional Information.


     Other Investment Considerations -- Investment decisions for each Fund are made independently from those of other investment advisory accounts that may be advised by the Adviser or Sub-Adviser. However, if such other investment advisory accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.

                             Management of the Funds

Investment Adviser and Administrator


     Teton Advisers LLC, located at One Corporate Center, Rye, New York 10580-1434, is adviser to the Funds. The Adviser, formed in 1994, is a Texas limited liability company. Gabelli and its affiliates own a majority of the Adviser. Gabelli and Teton are registered investment advisers. The Adviser has entered into a Sub-Advisory Agreement with Westwood. Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Funds a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all the Funds or (ii) 35% of the net revenues to the Adviser from the Funds. Westwood Management Corp., formed in 1983 and located at 885 Third Avenue, New York, New York 10022, is a registered investment adviser managing, as of September 30, 1996, an aggregate of approximately $900 million in separate accounts, primarily corporate pension funds. Susan M. Byrne, President of the Sub-Adviser since 1983, is responsible for the day-to-day management of the Equity Fund's and Realty Fund portfolios. Patricia R. Fraze, Senior Vice President of the Sub-Adviser since 1992, is responsible for the day-to-day management of the Intermediate Bond Fund's portfolio. Ms. Fraze joined the Sub-Adviser in 1990. Ms. Byrne and Ms. Fraze are jointly responsible for the day-to-day management of the Balanced Fund's portfolio. Westwood Management is a wholly owned subsidiary of Southwest Securities Group, Inc., a Dallas based securities firm. Lynda Calkin, Senior Vice President of the Sub-Advisor is responsible for the day-to-day management of the SmallCap Fund.

     Susan M. Byrne is responsible for the day-to-day management of a composite of separate private accounts investing in REITs and other types of real estate securities managed by Westwood Management Company. The investment returns below are actual returns of the Westwood Management Company REIT Composite of separate accounts which are managed in an investment style substantially similar to the Realty Fund.


                             WESTWOOD REIT COMPOSITE
                         ANNUALIZED RATES OF RETURN FOR
                        PERIODS ENDING DECEMBER 31, 1996

                                   Westwood REIT   National Association of REIT
                                     Composite              Index
                                   -------------   ----------------------------

1 Year (ended December 31, 1996)       36.9%                35.3%

Since Inception (July 1, 1995)         32.7%                29.6%


     The Westwood REIT Composite reflects reinvestment of dividends and distributions and is calculated net of estimated Realty Fund fees as set forth in the Fee Table in this Prospectus. The National Association of REIT Index is an unmanaged index which reflects reinvestment of dividends and distributions but does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the U.S. Internal Revenue Code which, if applicable, may have adversely affected performance. As a result, portfolio management strategies used on Westwood's REIT Composite and those for the Realty Fund may vary. This performance does not represent historical performance of the Realty Fund which is newly organized and has no performance of its own. This performance should not be interpreted as indicative of future performance of the Realty Fund which may be higher or lower than that shown. Past performance is no guarantee of future results.

     Lynda Calkin is responsible for the day-to-day management of a composite of separate private accounts investing in small capitalization equity securities managed by Westwood Management Company. The investment returns below are actual returns of the Westwood Management Company SmallCap Composite of separate accounts which are managed in an investment style substantially similar to the SmallCap Fund.


                           WESTWOOD SMALLCAP COMPOSITE
                         ANNUALIZED RATES OF RETURN FOR
                        PERIODS ENDING DECEMBER 31, 1996


                                   Westwood SmallCap      Russell 2000 Index
                                      Composite
                                   -----------------      ------------------

1 Year (ended December 31, 1996)        26.7%                    16.5%

Since Inception (October 1, 1994)       34.0%                    18.6%

     The Westwood SmallCap Composite reflects reinvestment of dividends and distributions and is calculated net of estimated SmallCap Fund fees as set forth in the Fee Table in this Prospectus. The Russell 2000 Index is an unmanaged index which reflects reinvestment of dividends and distributions, but does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the U.S. Internal Revenue Code which, if applicable, may have adversely affected performance. As a result, portfolio management strategies used on Westwood's SmallCap Composite and those for the Fund may vary. This performance does not represent historical performance of the SmallCap Fund which is newly organized and has no performance of its own. This performance should not be interpreted as indicative of future performance of the SmallCap Fund which may be higher or lower than that shown. Past performance is no guarantee of future results.


     The Adviser is responsible for overseeing Westwood's activities. The Investment Advisory Agreement provides that the Adviser will supervise and manage each Fund's investment activities on a discretionary basis and oversee the administration of each Fund's business and affairs. In this connection the Adviser is responsible for maintaining certain of the Funds' books and records and performing other administrative aspects of the Funds' operations to the extent not performed by the Funds' custodians, transfer agents and dividend disbursing agents. The Adviser is permitted to subcontract at its own expense those administrative responsibilities to persons it believes are qualified to perform such services and has retained BISYS Fund Services, Inc. (the "Administrator") to serve as administrator with respect to the Funds. As compensation for its services and related expenses, the Trust will pay the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.0% for the Equity Fund, 1.0% for the SmallCap fund, 1.0% for the Realty Fund, .60% for the Intermediate Bond Fund and .75% for the Balanced Fund of each Fund's daily average net asset value. The fees paid by the Trust for the Equity Fund and the Balanced Fund are higher than the fees paid by most funds for such services and related expenses. The Funds will also pay the Adviser or Distributor separately for any costs and expenses incurred in connection with distribution of the classes of each Fund's shares in accordance with the terms of their respective Plans of Distribution adopted for such classes pursuant to Rule 12b-1 under the 1940 Act.


     The Adviser has retained at its own cost BISYS Fund Services, Inc. ("BISYS") to provide administrative services with respect to the Funds. BISYS has its main office at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is a registered transfer agent and broker-dealer and acts as administrator and general distribution agent for certain other investment companies.

Distributor

     Gabelli & Company, Inc. serves as the distributor (the "Distributor") of the Funds and is an indirect subsidiary of Gabelli Funds, Inc. The business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580-1434.

     The Funds' shareholders have approved a Plan of Distribution for the Retail Class shares pursuant to Rule 12b-1 (the "Retail 12b-1 Plan"). The Retail 12b-1 Plan authorizes payments by the Funds in connection with the distribution of the Funds' Retail Class shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Funds' average daily net assets. Payments will be accrued daily and paid monthly or at such other intervals as the Board may determine and may be paid in advance of actual billing, based on estimates of actual expenditures incurred during the period. Payments may be made in subsequent years for expenses incurred in prior years if such payment is separately authorized by the Board. The Board, however, has no legal obligation to authorize such payments in the future and thus may not authorize them.

     Payments may be made by the Funds under the Retail 12b-1 Plan for the purpose of financing any activity primarily intended to result in the sale of the Retail Class shares of the Funds as determined by the Board of Trustees. Such activities typically include advertising, compensation for sales and sales marketing activities of the distributor and other banks, broker-dealers and service providers, shareholder account servicing, production and dissemination of prospectus and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Funds may finance without a plan of distribution, the Funds may also make payments to finance such activity outside of the Retail 12b-1 Plan and not be subject to its limitations.

     The Funds have entered into a Distribution Agreement with the Distributor authorizing reimbursement of expenses (including overhead) incurred by the Distributor and its affiliates as described above. Distribution activities include, without limitation, advertising the Funds; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Funds, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel of any of them (including the Adviser and its personnel) for providing services to shareholders of the Funds relating to their investment in the Funds, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Funds and the preparation, production and dissemination of sales, marketing and shareholder servicing materials, ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar direct and indirect expenses relating to any activity for which payment is authorized by the Board of Trustees. To the extent any of these payments is based on allocations by the Distributor, the Funds may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Funds' Shares. In the unlikely event that a court were to find that these laws prevent such banks from providing the services described above, the Funds would seek alternative providers and expects that shareholders would not experience any disadvantage.

                               Purchase of Shares


     Retail Class Shares are no-load. The minimum initial investment is $1,000. There is no minimum initial investment for accounts establishing an Automatic Investment Plan. Custodial accounts for minor children are also available. There is no minimum for subsequent investments. Shares of the Funds are sold at the public offering price based on the net asset value per share next determined after receipt of an order by the Funds' Distributor or transfer agent in proper form with accompanying check or bank wire payments arrangements satisfactory to the Funds. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent.


     Shares of the Funds may be purchased through registered broker-dealers. Certain broker-dealers may charge the investor a fee for their services. Compensation to sales persons may vary depending upon which class of shares they sell. Such fees may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of such Fund's shares in that account.


     Prospectuses, sales material and subscription order forms ("applications") may be obtained from the Distributor. The Funds and the Distributor reserve the right in their sole discretion (1) to suspend the offering of the Funds' shares and (2) to reject purchase orders when, in the judgment of the Funds' management, such rejection is in the best interest of the Funds. The calculation of net asset value per share is performed at 4:15 p.m. for each Fund on each day that the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of a Fund's net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. All expenses of the Funds are accrued daily and taken into account for the purpose of determining net asset value.


     In determining net asset value securities listed on an exchange are valued on the basis of the last sale price prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

     With respect to written options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value. See "Determination of Net Asset Value" in the Statement of Additional Information.

Mail

     To make an initial purchase by mail, send a completed application with a check for the amount of the investment payable to "The Westwood Funds," to:

                               The Westwood Funds
                                  P.O. Box 8308
                              Boston, MA 02266-8308

     You may also personally deliver a check made payable to "The Westwood Funds" along with a completed application to:

                               The Westwood Funds
                          The BFDS Building, 7th Floor
                               Two Heritage Drive
                             North Quincy, MA 02171

    Subsequent purchases do not require a completed application and can be made by (1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

     Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below. Third party checks are not accepted.

Bank Wire

     To initially purchase shares of the Funds using the wire system for transmittal of money among banks, an investor should first telephone the Funds at 1-800-GABELLI to obtain a new account number. The investor should instruct a Federal Reserve System member bank to wire funds to:

                       State Street Bank and Trust Company
                       ABA #011-0000-28 REF DDA #99046187
                           Attn: Shareholder Services
                             Re: The Westwood Funds
                    A/C # ___________________________________

                    Account of  (Registered Owner)
                              -------------------------------

                      225 Franklin Street, Boston, MA 02110

     For initial purchases by wire, the investor should promptly complete and mail the application to the address shown above for mail purchases. There may be a charge by your bank for transmitting the money by bank wire but

State Street Bank and Trust Company does not charge investors in the Funds for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.

Telephone Investment Plan

     You may purchase additional shares of the Funds by telephone through the Automated Clearinghouse (ACH) system as long as your bank is a member of the ACH system and you have a completed, approved Investment Plan application on file with our Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your Westwood Fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI. Fund shares purchased through the Telephone or Automatic Investment Plan will not be available for redemption for up to fifteen
(15) days following the purchase date.

Automatic Investment Plan

     The Funds offer an automatic monthly investment plan, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an automatic investment plan.

Systematic Withdrawal Plan

     The Funds offer a systematic withdrawal program for shareholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. Details can be obtained from the Distributor.

Other Investors

     No minimum initial investment is required for officers, directors or full-time employees of the Funds, other investment companies managed by the Sub-Adviser, the Adviser, the Administrator, the Distributor or their affiliates, including members, of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.

                              Redemption of Shares

     Upon receipt by the Distributor or the Transfer Agent of a redemption request in proper form, shares of the Funds will be redeemed at their next determined net asset value. Redemption requests received after the time as of which each Fund's net asset value is determined on a particular day will be redeemed at the next determined net asset value of such Fund on the next day that net asset value is determined. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes. Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations (signature guarantees by notaries public are not acceptable). Shareholders may also redeem a Fund's shares through certain registered broker-dealers, who have made arrangements with the Funds permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

     Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

     If the Board of Directors should determine that it would be detrimental to the remaining shareholders of the Funds to make payment wholly or partly in cash, the Funds may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Funds, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. Under such circumstances, shareholders of the Funds receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.

     The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has by order permitted such suspension or (3) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Funds not reasonably practicable.

     To minimize expenses, the Funds reserve the right to redeem, upon not less than 30 days notice, all shares of the Funds in an account (other than an IRA) which as a result of shareholder redemption has a value below $500. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Telephone Redemption By Check

     The Funds accept telephone requests for redemption of unissued shares, subject to a $25,000 limitation. By calling 1-800-GABELLI, you may request that a check be mailed to the address of record on the account, provided that the address has not changed within thirty (30) days prior to your request. The check will be made payable to the person in whose name the account is registered and will normally be mailed within seven (7) days.

     The Fund and its transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its transfer agent require personal identification information before accepting a telephone redemption. If the Fund or its transfer agent fail to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions. A shareholder may redeem shares by telephone unless he elects in the subscription order form not to have such ability.



By Bank Wire

     The Funds accept telephone requests for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a predesignated bank either on the application or in a subsequent written authorization with the signature guaranteed. The Funds accept signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

     Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. eastern time. If your telephone call is received after this time or on a day when the New York Stock Exchange is not open, the request will be entered the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for up to fifteen
(15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs. The proceeds of a telephone redemption may be directed to an existing account in another of the Funds, provided the account is registered in the redeeming shareholder's name. See "Exchange of Fund Shares".

                            Exchange of Funds Shares

     The Funds offer two convenient ways to exchange shares in a class of one Fund for shares in a corresponding class of another fund managed by the Adviser or an affiliate. Before engaging in an exchange transaction, a shareholder should read carefully the portions of this Prospectus or the other Prospectus describing the fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of a corresponding class of another fund if either are not legally qualified or registered for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales load.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of shares, equal to the excess of the sales load applicable to the shares to be acquired, over the amount of any sales load previously paid to the Distributor on the shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and Taxes" for an explanation of circumstances in which sales load paid to acquire shares of the Funds may not be taken into account in determining gain or loss on the disposition of those shares.

Exchange by Mail

     To exchange Fund shares by mail, simply send a letter of instruction to the Distributor. The letter of instruction must include: (i) your account number;
(ii) the names of the Funds from which and into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company. Corporations, trusts, partnerships or other legal entities will be required to furnish other documentation. Please call the Funds for more information.

Exchange by Telephone

     To exchange Fund shares by telephone or if you have any questions, simply call the Funds toll free at 1-800-GABELLI. You should be prepared to give the telephone representative the following information; (i) your account number, social security number and account registration; (ii) the names of the Funds from which and into which you wish to exchange your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application.

                                Retirement Plans

     The Funds have available a form of Individual Retirement Account ("IRA") for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Funds is $1,000 for an individual, except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account. Investors who are self-employed may purchase shares of the Funds through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or HR 10 plans. The Funds do not currently act as Sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments. Under the Internal Revenue Code of 1986

(the "Code"), individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually ($2,250 maximum ($4,000 in 1997 and later tax years) in the case of a married couple where one spouse is not working and certain other conditions are met), depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. Consult your tax advisor.

     Investors should be aware that they may be subject to penalties of additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.

                       Dividends, Distributions and Taxes

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Funds did so qualify for the previous taxable year and intend to continue to so qualify. By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code. The requirements for qualification may cause a Fund to restrict the degree to which it engages in short-term trading, and transactions in options and futures contracts. In addition, the Code subjects regulated investment companies, such as the Funds, to a non-deductible 4% excise tax in each calender year to the extent that such investment companies do not distribute substantially all of their taxable investment income and capital gain, generally determined on a calendar year basis and the one year period ending October 31 of each calender year, respectively.


     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Equity Fund, the SmallCap Fund, and the Realty Fund annually and the Balanced Fund quarterly. The Intermediate Bond Fund will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to reduce the amount of distributions paid. In addition, any losses incurred in the taxable year subsequent to October 31, may be deferred to the next taxable year and used to reduce subsequent year distributions (see "Dividends, Distributions and Taxes" in the Statement of Additional Information). You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the class in which you are invested at the next determined net asset value without a sales load.




     Dividends from net investment income or distributions of net realized short-term securities gains to shareholders generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term gains (i.e. net capital gains) to shareholders are taxable as long-term capital gains whether received in cash or reinvested in additional shares.

     Special tax rules may apply to a Fund's acquisition of futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which a Fund may be able to engage in such transactions.

     It is anticipated that a portion of the ordinary income dividends paid by the Equity Fund and the Balanced Fund will qualify for the dividends-received deduction available to corporations, however, pending tax law proposals may affect the dividends-received deduction. The dividends paid by the other Funds are not expected to so qualify. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that it is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding.

     Those Funds which may invest in securities of foreign issuers may be subject to withholding and other similar income taxes imposed by a foreign country.

     Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account. Dividends and distributions may be subject to state and local taxes. Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes as discussed above. You should consult your tax adviser regarding specific questions as to Federal, state and local income and withholding taxes.

                             Performance Information

     A Fund may, from time to time, include its yield, if applicable, and total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the Securities and Exchange Commission. Shareholders of the Service Class of shares will generally experience a lower return on their investment than shareholders of the Retail Class because of the additional 12b-1 fees to which Service Class shareholders may be subject.


     Quotations of "yield" for each Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.




     A Fund's average annual total return is expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund or for shorter time periods depending upon the length of time during which the Fund has operated), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for a Fund may be compared to various unmanaged indices, such as the Standard & Poor's Composite Stock Price Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, Morningstar ratings and other entities or organizations which track the performance of investment companies.

     Performance will vary and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Any 12b-1 fees paid by the Service Class of the Funds will cause their yield and performance to be lower than that of the Retail Class. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

                               General Information

     The Funds are series portfolios of The Westwood Funds, a Massachusetts business trust (the "Trust") organized pursuant to an Agreement and Declaration of Trust (the "Trust Agreement"), as amended and restated on June 12, 1986. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote and, when issued, is fully paid and non-assessable. The Board of Trustees may, in the future, authorize the issuance of other series of shares of beneficial interest representing shares of other investment portfolios which may consist of separate classes as in the case of the Funds. Each additional portfolio within the Trust is separate for investment and accounting purposes and is represented by a separate series of shares. Each portfolio will be treated as a separate entity for Federal income tax purposes.


     Each Fund is comprised of two classes of shares -- the "Retail Class" and the "Service Class" (the SmallCap Fund and Realty Fund will currently offer only Retail Class Shares). The classes have identical rights with respect to the series portfolio of which they are a part; however, there are certain matters affecting one class but not another, such as the existence of a load and the amount of permissible payments under a distribution plan, which may be considered to create a preference. On all such matters, shareholders vote as a class, and not by series. Service Class shares are sold to investors who purchase their shares through an entity that has signed a Dealer Agreement with the Distributor. Retail Class shares are sold to all other investors including shares sold by dealers for certain retirement plans and to those who contact the Fund directly or purchase shares through an entity that has signed an agreement other than a Dealer Agreement (e.g., Charles Schwab & Co., Inc. or Fidelity Brokerage Services).


     Shareholders have the right to vote on the election of Trustees and on any and all matters which, by law or the provisions of the Trust's Declaration of Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee on behalf of the Trust. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Funds" in the Statement of Additional Information, the Funds ordinarily will not hold shareholder meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Under the Trust Agreement, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee either by declaration in writing or by vote cast in person or by proxy at a meeting called for such purpose. In connection with the calling of such shareholder meetings, shareholders will be provided with communication assistance.

     State Street Bank and Trust Company and its affiliate, Boston Financial Data Services, maintain a record of share ownership and sends to shareholders confirmations and statements of account.

     Shareholder inquiries may be made by writing to the Westwood Funds at One Corporate Center, Rye, New York 10580-1434 or by calling 1-800-GABELLI.

     Upon request, Gabelli & Company, Inc. will provide without a charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF FUND SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE WESTWOOD FUNDS
One Corporate Center
Rye, New York 10580-1434
http://www.gabelli.com/westwood


General and Account Information:
1-(800) GABELLI
1-(800) 422-3554
FAX-1 (914) 921-5118

Investment Adviser
Teton Advisers LLC
One Corporate Center
Rye, New York 10580-1434

Investment Sub-Adviser
Westwood Management Corp.
885 Third Avenue
New York, New York 10022

Distributor
Gabelli & Company, Inc.
One Corporate Center
Rye, New York 10580-1434

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

Legal Counsel
Baker & McKenzie
805 Third Avenue
New York, New York 10022

               TABLE OF CONTENTS

                                             Page
                                             ----

Fee Table .................................    2
Financial Highlights ......................    3

Description of the Funds
 and Risk Considerations ..................    5

Management of the Funds ...................   16
Purchase of Shares ........................   19
Redemption of Shares ......................   21
Exchange of Funds Shares ..................   23
Retirement Plans ..........................   23
Dividends, Distributions and Taxes ........   24
Performance Information ...................   25
General Information .......................   25

                                      The
                                    Westwood
                                     Funds

                                     [LOGO]


                              WESTWOOD EQUITY FUND
                          WESTWOOD SMALLCAP EQUITY FUND
                              WESTWOOD REALTY FUND
                        WESTWOOD INTERMEDIATE BOND FUND
                             WESTWOOD BALANCED FUND


                                  Retail Class
                                   Prospectus

                                ----------------


                                 April __, 1997


                                ----------------

                               THE WESTWOOD FUNDS

                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)


                                 April __, 1997



     The Westwood Funds (the "Trust") is an open-end, diversified, management investment company, known as a mutual fund, which currently consists of six separate investment portfolios referred to as the Westwood Equity Fund (the "Equity Fund"), the Westwood SmallCap Equity Fund (the "SmallCap Fund"), the Westwood Realty fund (the "Realty Fund"), the Westwood Cash Management Fund (which is a money market fund portfolio) (the "Cash Management Fund"), the Westwood Intermediate Bond Fund (the "Intermediate Bond Fund") and the Westwood Balanced Fund (the "Balanced Fund") (collectively, the "Funds"). The Cash Management Fund has not commenced operations. Each Fund is authorized to issue two separate classes of shares, referred to as the "Service Class" and the "Retail Class". The SmallCap and the Realty Fund are currently offering only Retail Class shares.

     This Statement of Additional Information provides information about both classes of shares. It is not a prospectus, but supplements and should be read in conjunction with the Funds' current Prospectus, dated April __, 1997, as it may be revised from time to time. To obtain a copy of the Funds' Prospectus, please write to the Funds at One Corporate Center, Rye, New York, 10580 or call
(800) GABELLI (1-800-422-3554).


     Teton Advisers LLC (the "Adviser") serves as the Funds' investment adviser and administrator. Westwood Management Corp. (the "Sub-Adviser") serves as sub-adviser to the Funds.

     Gabelli & Company, Inc. serves as the Funds' distributor (the
"Distributor").

                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----

          General Information and History.........................    B-2
          Investment Objectives and Management Policies...........    B-2
          Management of the Funds.................................    B-11
          Investment Advisory and Other Services..................    B-14
          Purchase and Redemption of Shares.......................    B-18
          Determination of Net Asset Value........................    B-18
          Shareholder Services....................................    B-19
          Dividends, Distributions and Taxes......................    B-19
          Performance Information.................................    B-22
          Information About the Funds.............................    B-24
          Custodian, Transfer and Dividend Disbursing Agent,
            Counsel and Independent Accountants...................    B-24
          Appendix................................................    B-25
          Financial Statements....................................    B-26

                         GENERAL INFORMATION AND HISTORY

     The Adviser, which was organized in 1994, is a registered investment adviser and is a subsidiary of Gabelli Funds, Inc. which was organized in 1980 and is currently a registered investment adviser to fourteen management investment companies. The business address of Gabelli Funds, Inc. is One Corporate Center, Rye, New York 10580-1434. GAMCO Investors, Inc. ("GAMCO") a majority owned subsidiary of Gabelli Funds, Inc. acts as investment adviser for individuals, pension and profit sharing trusts, institutions and endowments. As of December 31, 1996 GAMCO had aggregate assets in excess of $5 billion under management.


     On August 20, 1991, the Board of Trustees approved the change in the name of the Trust from "The Westwood Fund" to "The Westwood Funds" and the name of the Trust's initial series of shares from "The Westwood Fund" to "Westwood Equity Fund". In addition, at the same time the Board authorized the designation of three new series of shares of the Trust, "Westwood Cash Management Fund", "Westwood Intermediate Bond Fund" and "Westwood Balanced Fund". The Board authorized the designation of the Westwood SmallCap Equity Fund and Westwood Realty Fund Series Shares of the Trust on February 25, 1997.


     The Trust operates a multi-class structure pursuant to rule 18f-3 of the Investment Company Act of 1940 and the Board of Trustees authorized pursuant thereto the designation of two separate classes of shares in each Fund referred to as "Retail Class" and "Service Class" shares.


     The Cash Management Fund has not commenced operations.


                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Description of the Funds and Risk Considerations".

     The Funds will not (i) invest in real estate limited partnerships, (ii) engage in the short-selling of securities, (iii) engage in arbitrage, or (iv) as a fundamental policy, issue senior securities (collateral arrangements with regard to initial and variation margin on futures and options transactions shall not be considered the issuance of a senior security), except as permitted by Investment Restriction No. 7 set forth under "Investment Restrictions" below.

     Certificates of Deposit (All Funds). Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (CDs) may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

     The Funds may purchase CDs issued by banks, savings and loan associations and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided a Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. A Fund would not own more than one such CD per such issuer.

     Investment Company Securities (All Funds). The Equity Fund may purchase securities of investment companies in the open market where no commission except the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total voting stock of any one closed-end investment company, (ii) 5% of the Equity Fund's net assets with respect to any one closed-end investment company and (iii) 10% of the Equity Fund's net assets in the aggregate, or may receive such securities as part of a merger or consolidation.

     Real Estate Investments Trusts (All Funds). The Funds may invest in REITs and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships) rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development or companies whose financial prospectus are deemed by the Adviser to be real estate oriented and consistent with the Fund's investment objectives. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the funds may invest in securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in the REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-throughs of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.


     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.


     Call and Put Options on Securities (The Equity Fund, Balanced Fund, SmallCap Fund and Realty Fund). A Fund may engage in options transactions, such as purchasing call and put options on securities and writing covered call and put options on securities. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund's portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


     Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the money," respectively. A Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

    So long as a Fund's obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the national securities exchange on which the option is written.

     An options position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange or in the over-the-counter market. Because of this fact and current trading conditions, the Funds expect to purchase only call or put options issued by the Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

     While it may choose to do otherwise, a Fund generally purchases or writes only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


     A covered call option written by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying security. A put option sold by a Fund is covered when, among other things, cash, cash equivalents or U.S. Government securities or other liquid debt securities are placed in a segregated account to fulfill the obligation undertaken.

     A Fund treats options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, as not readily marketable and, therefore, subject to the limitations under "Certain Fundamental Policies" below.

     Stock Index Options (The Equity Fund, the SmallCap Fund, the Realty Fund and the Balanced Fund). A Fund may purchase and write put and call options on stock indexes listed on national securities exchanges in order to realize its investment objectives or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

     Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segments, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     A Fund engages in stock index option transactions only when determined by the Adviser to be consistent with the Fund's investment objectives. There can be no assurance that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian, cash or U.S. Government securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or the Fund will otherwise cover the transaction. Although a Fund intends to purchase or write only those stock index options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain stock index options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to stock index options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying securities used as cover during the period it is obligated under an option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

     Futures Transactions - In General (All Funds). In connection with its futures transactions, a Fund will establish and maintain at its custodian bank or qualified futures commission merchant a segregated account consisting of cash or other high quality securities as determined by the Board of Trustees in an amount generally equal to the market value of the underlying commodity less any amount deposited as margin. The segregation of such assets will have the effect of limiting a Fund's ability to otherwise invest those assets.


     Interest Rate Futures Contracts (The Intermediate Bond Fund and the Balanced Fund). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher yielding short-term securities or waiting for the long-term market to stabilize.


     Stock Index Futures Contracts (The Equity Fund, the SmallCap Fund, the Realty Fund and the Balanced Fund). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contracts was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.


     The Funds intend to utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.


     A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. While incidental to its securities activities, a Fund may use stock index futures as a substitute for a comparable market position in the underlying securities.

     There can be no assurance of a Fund's successful use of stock index futures as a hedging device. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than the margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

     Successful use of stock index futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.


     Options on Futures (All Funds, except the Cash Management Fund). The Funds may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

     The Funds may use options on futures contracts solely for bona fide hedging or other appropriate risk management purposes. If a Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by a Fund for the option. If market conditions do not favor the exercise of the option, a Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

     If a Fund writes a call (put) option on a futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, a Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of securities held or to be acquired for the Fund's portfolio. If the option is exercised, a Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, a Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

     The holder or writer of an option on futures contracts may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Forward Foreign Currency Exchange Contracts (All Funds, except the Cash Management Fund). The Funds may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     The Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

     The Funds will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds' custodian will place cash or liquid high grade debt securities into a segregated account of a Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

     The Funds generally will not enter into a forward contract with a term of greater than one year. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time.

     While the Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

     Lending Portfolio Securities (All Funds). To a limited extent, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33-1/3% of a Fund's total assets. From time to time, a Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever a Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) while voting rights on the loaned securities may pass to the borrower, the Funds' Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.


     Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


     Rule 144A Securities (All Funds). The Funds have adopted fundamental policies with respect to investments in illiquid securities (see Investment Restrictions Nos. 10 and 11 below). Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


     Each Fund (except for the Smallcap Fund and Realty Fund which may invest up to 15%) may invest up to 5% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering". Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional inventors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to each Fund's investment restriction on illiquid securities.


     The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.


     The Adviser will monitor the liquidity of restricted securities in a Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund (except for the Smallcap Fund and Realty Fund which may invest up to 15%) does not exceed 5% of the Fund's average daily net assets.


     Investment Restrictions. The Funds have adopted the following restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940 (the "Act")) of each Fund's outstanding voting shares. Each Fund, except as otherwise indicated, may not:

     1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets, except with respect to the Cash Management Fund for which the restriction applies to 100% of its total assets.

     2. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets.

     3. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of a Fund's investments in all such companies to exceed 5% of the value of its total assets.

     4. Purchase or retain the securities of any issuer if the officers or Trustees of the Funds or the officers or

Directors of the Adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

     5. Purchase, hold or deal in commodities or commodity contracts, but the Funds may engage in transactions involving futures contracts and related options, including the futures and related options transactions as described in the Prospectus and Statement of Additional Information.

     6. Purchase, hold or deal in real estate, or oil and gas interests, but the Funds may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

     7. Borrow money or pledge, mortgage or hypothecate its assets, except as described in the Funds' Prospectus and the Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in escrow in connection with the writing of covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margins for futures contracts will not be deemed to be pledges of a Fund's assets.

     8. Lend any funds or other assets except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or the purchase of bankers' acceptances and commercial paper of corporations. However, each Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Funds' Trustees.

     9. Act as an underwriter of securities of other issuers.

     10. The Equity Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, including certain securities which are subject to legal or contractual restrictions on resale, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. This restriction applies to those options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, which are not readily marketable.


     11. Each Fund other than the Equity Fund, may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 10%, 15% for the SmallCap and Realty Funds of the value of a Fund's net assets would be so invested. Included in this category are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities.


     12. Enter into time deposits maturing in more than seven days and time deposits maturing from two business days through seven calendar days will not exceed 10% of a Fund's total assets.

     13. Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     14. Purchase securities on margin, but the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Funds may make margin payments in connection with transactions in options and futures.

     15. Purchase or sell put and call options, or combinations thereof, except as set forth in the Prospectus and Statement of Additional Information.

     16. Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when a Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements in respect of the foregoing. This 25% limitation does not apply with respect to the Cash Management Fund's investment in domestic banks.

     17. The Equity Fund shall not purchase warrants in excess of 2% of net assets. (For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Equity Fund in units or attached to securities shall not be included within this 2% restriction.) The Balanced Fund shall not invest more than 5% of its net assets in warrants, no more than 2% of which may be invested in warrants which are not listed on the New York or American Stock Exchanges.

     The limitations set forth above in restriction no. 1 do not apply with respect to securities issued by the U.S. Government, its agencies or instrumentalities.

     If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUNDS

     Trustees and officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is deemed to be an "interested person" of the Funds, as defined in the Act, is indicated by an asterisk. Trustees and Officers of the Funds

     ANTHONY J. COLAVITA, (60) Trustee. President and Attorney at Law in the firm of Anthony J. Colavita, P.C. Director of Gabelli Global Series Funds, Inc., Gabelli Investor Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli Equity Series Funds, Inc., Gabelli Gold Fund, Inc., The Gabelli Value Fund Inc., Gabelli Capital Series Fund, Inc., Gabelli International Growth Fund, Inc., and a Trustee of The Gabelli Growth Fund, The Gabelli Money Market Funds, and The Gabelli Asset Fund.

     JAMES P. CONN, (57) Trustee. Managing Director/Chief Investment Officer, Financial Security Assurance, since 1992. President and Chief Executive Officer of Bay Meadows Operating Company from 1988 through 1992. Director of The Gabelli Equity Trust Inc. and Gabelli Global Multimedia Trust Inc., Trustee of The Gabelli Asset Fund and The Gabelli Growth Fund.

     WERNER ROEDER, M.D., (55) Trustee. Director of Surgery, Lawrence Hospital and practicing private physician. Director of Gabelli Investor Funds, Inc., Gabelli Gold Fund, Inc., Gabelli Capital Series Fund, Inc., Gabelli International Growth Fund, Inc. and Gabelli Global Series Funds, Inc.,

     SUSAN M. BYRNE*, (49) Trustee. President of Westwood Management Corp.

     The Funds' Trustees were elected at a meeting of shareholders held on September 30, 1994. Ordinarily, there will be no further meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of not less than two-thirds of the Fund's outstanding shares may remove a Trustee through a declaration in writing or by vote casting person or by proxy at a meeting called for that purpose. In accordance with the Act under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     The Fund does not pay any remuneration to its officers and Trustees other than fees and expenses to Trustees who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Sub-Adviser or the Distributor, which totalled for all such Trustees $11,250.00 for the fiscal year ended September 30, 1996. Each Trustee other than Susan Byrne is paid $2,500 and $250 for each meeting attended.


Officers of the Funds Not Listed Above
BRUCE N. ALPERT, (44) Vice President and Treasurer.


     President of the Adviser since 1994. Vice President, Treasurer and Chief Financial and Administrative Officer of the Investment advisory division of Gabelli Funds, Inc., Treasurer of the Gabelli Equity Trust Inc. and Gabelli Global Multimedia Trust Inc., Vice President and Treasurer of the Gabelli Value Fund Inc., The Gabelli Asset Fund, The Gabelli Growth Fund, since June 1988; Vice President and Treasurer of the Gabelli Money Market Funds; Gabelli Investor Funds, Inc., Gabelli International Growth Fund, Inc., Gabelli Capital Series Funds, Inc.,

     Gabelli Gold Fund, Inc. and Gabelli Global Series Funds, Inc. His address is One Corporate Center, Rye, New York 10580.



JAMES E. McKEE, (32) Secretary.

     Secretary of the Adviser since 1995. Vice President and General Counsel of Gabelli Funds, Inc.; Secretary of all Funds advised by Gabelli Funds, Inc. since August 1995. Vice President and General Counsel of GAMCO Investors Inc. since 1993. Formerly Branch Chief of the U.S. Securities and Exchange Commission in New York from 1992 through 1993. Staff attorney with the Securities and Exchange Commission in New York from 1989 through 1992. His address is One Corporate Center, Rye, New York 10580.

THERESA DONOVAN, (46) Assistant Secretary.

     Manager-Legal Services of Sub-Administrator since January 1997. Furman Selz LLC 1990-1996. Her address is 125 W. 55 St., New York, New York 10019.


     Trustees and officers of the Funds, as a group, owned of record 5,360 shares or .01% of the Balanced Fund, 18,201 shares or .07% of the Equity Fund and 38,660 shares or .02% of the Intermediate Bond Fund on December 26, 1996.

     The following persons were known by the Funds to own of record 5% or more of the outstanding voting securities of each Fund on December 27, 1996:

Name and Address                                                  Percentage
of Holder of Record                                                 of Fund
-------------------                                                 -------

                                   EQUITY FUND

Service Class

     Southwest Securities Inc.,                                      6.14%
     FBO George D. Midgley
     PO Box 509002
     Dallas, TX 75250-9002

     Southwest Securities Inc.,                                      9.31%
     FBO Patricia C. Schroeder
     PO Box 509002
     Dallas, TX 75250-9002

     Billy M. Willis,                                                5.70%
     1118 Victoria
     Nacobdoches, TX 75991-3056

     Todd Esse                                                       5.38%
     100 Sasco River Ln
     Southport, CT 06490-1047

 Retail Class

     The Bank of Tokyo Trust Co., TTEE                              40.52%
     FBO The Komatsu Dresser Co. Sav. Plan
     Pension & Investment
     Attn: Melissa Kruppa
     100 Broadway 5th Fl.
     New York, NY 10005-1904

Name and Address                                                  Percentage
of Holder of Record                                                 of Fund
-------------------                                                 -------

     Charles Schwab & Co., Inc.                                      13.97
     Special Custody Acct.
     FBO Ben of Custs
     Attn: Mutual Funds
     101 Montgomery St.
     San Francisco, CA 94104-4122

     TCTCO                                                            7.22%
     200 Crescent Ct. Suite 1300
     Dallas, TX 75201-7838

                             INTERMEDIATE BOND FUND

Retail Class

      TCTCO                                                            26.62%
      200 Crescent Ct. Suite 1300
      Dallas, TX 75201-7838

      Trust Company of Texas Corporate                                 16.87%
      200 Crescent Ct. Suite 1300
      Dallas, TX 75201-7838

      Southwest Securities Inc.                                        28.86%
      FBO Guarantee & Trust Co., TR
      POBox 509002
      Dallas, TX 75250-9002

                                  BALANCED FUND

Retail Class

      Charles Schwab & Co., Inc.                                       17.29%
      Special Custody Acct.
      FBO Ben of Custs
      Attn: Mutual Funds
      101 Montgomery St.
      San Francisco, CA 94104-4122


Service Class

      Southwest Securities Inc. Cust.                                   5.22%
      James E. Williams IRA
      Attn:  Mutual Funds Dividends Dept.
      1201 Elm Street, Suite 4300
      Dallas, TX  75270-2134

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Management of the Funds."

     Investment Advisory Agreements. The Adviser retains Westwood Management Corp. ("Westwood" or the "Sub-Adviser") to furnish investment advice and manage the Funds' assets.

     Each Advisory and Sub-Advisory Agreement is subject to annual approval by
(i) the Funds' Board of Trustees or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of each Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Funds or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty, on 60 days' notice, by the Funds' Board of Trustees or, by vote of the holders of a majority of each Fund's shares, or by the Adviser, upon not less than 60 days' notice with respect to the Investment Advisory Agreement for each Fund. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Act).

     The Sub-Adviser manages each Fund's portfolio of investments in accordance with the stated policies of each Fund, subject to the approval of the Funds' Board of Trustees. The Sub-Adviser is responsible for investment decisions, and provides each Fund with Investment Officers who are authorized by the Board of Trustees to execute purchases and sales of securities. The Funds' Investment Officers are Susan M. Byrne and Patricia N. Fraze. All purchases and sales are reported for the Trustees' review at the meeting subsequent to such transactions.

     The fees paid to the Adviser are allocated between the classes of shares based upon the amount of assets in each such class. As compensation for its services under the Advisory Agreement, the Adviser is paid a monthly advisory fee.


     As compensation for its advisory and administrative services under the Advisory Agreement for the Equity Fund, the Cash Management Fund, the SmallCap Fund, the Realty Fund, the Intermediate Bond Fund and the Balanced Fund, Teton is paid a monthly fee based upon the average daily net asset value of each Fund, at the following annual rates: 1.0%, 1.0%, 1.0%, .50%, .60% and .75%, respectively. Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Funds a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all the Funds or (ii) 35% of the net revenues to the Adviser from the Funds.


     For the year ended September 30, 1994, Westwood charged advisory fees of $53,481, $29,245 and $73,635 and waived fees of $44,969, $22,653 and $65,878 for the Equity Fund, Intermediate Bond Fund and Balanced Fund, respectively. For the year ended September 30, 1995, Teton Advisers, LLC charged Advisory fees of $118,524, $28,016 and $97,048 and waived fees of $80,907, $27,288 and $75,402 for the Equity Fund, Intermediate Bond Fund and Balanced Fund respectively. For the year ended September 30, 1996, Teton Advisers, LLC charged advisory fees of $214,970, $31,128 and $178,593 respectively and waived fees of $82,555, $31,128 and $93,020 for the Equity Fund, Intermediate Fund, and Balanced Fund respectively.

     The Adviser is responsible for overseeing Westwood's activities as Sub-Adviser. Westwood assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Westwood and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement Westwood's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by Westwood and the fee for Westwood is not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to Westwood in serving both the Funds and other accounts it manages and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Westwood in carrying out its obligations to the funds, although not all of these services are necessarily useful and of value in managing the Funds. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. While Westwood generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commissions available.

     As permitted by section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), Westwood may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Westwood an amount of undisclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. Westwood may also effect transactions through a broker affiliated with the Adviser and Southwest Securities Group, Inc. subject to compliance with the 1940 Act.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Westwood may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


     Portfolio turnover may vary from year to year, as well as within a year. The portfolio turnover rate is estimated to be 100% for the SmallCap Fund and Realty Fund. For the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994 the turnover rates were 106%, 107% and 137% in the case of the Equity Fund, 309%, 165% and 203% in the case of the Intermediate Bond Fund and 111%, 133% and 168% in the case of the Balanced Fund; however, in periods in which extraordinary market conditions prevail, the Adviser will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. For the fiscal years ended September 30, 1994, 1995 and 1996, the Equity Fund paid brokerage commissions of $19,515, $28,530 and $0, respectively. For the fiscal years ended September 30, 1994, 1995 and 1996, the Intermediate Bond Fund paid brokerage commissions of $0, $110 and $48,678, respectively, and the Balanced Fund paid brokerage commissions in the amount of $34,283, $23,156 and $36,359, respectively. None of these amounts were paid to the affiliates.


     The Adviser is responsible for overseeing the administration of each Fund's business and affairs, including the maintenance of certain of the Fund's books and records and the performance of other administrative aspects of the funds' operations to the extent not performed by the Funds' custodians, transfer agents and dividend disbursing agents. The adviser is permitted to subcontract at its own expense the administrative responsibilities to persons it believes are qualified to perform such services and has retained BISYS Fund Services, Inc. ("BISYS") to provide administrative services with respect to the Funds. Pursuant to the Sub-Administration Contracts, BISYS provides management and administrative services necessary for the operation of the Funds, including, among other things, (i) preparation of shareholder reports and communications,
(ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser and Sub-Adviser, transfer agent, custodians, independent accountants, legal counsel and others. In addition, the Administrator furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with the Administrator.

     Distribution of Fund Shares. The Funds also retain Gabelli & Company, Inc. to serve as principal underwriter and distributor (the "Distributor") for the shares of the Funds pursuant to Distribution Contracts (the "Distribution Contracts"). The Distribution Contracts provide that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

     The Funds have adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Service Class shares of each Fund may reimburse the Distributor on a monthly basis in amounts described in the Prospectus for costs and expenses of marketing such shares. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit these classes and their shareholders.

     The Plan provides that it may not be amended to increase materially the costs which Service Classes may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Funds' Trustees have been committed to the discretion of the Trustees who are not "interested persons" of the Funds. The Plan was approved by shareholders on January 15, 1991 and is subject to annual approval by the Board of Trustees and by the Trustees who are neither "interested persons" nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable with respect to the Service Classes at any time by a vote of a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of each such class. Rule 12b-1 payments in the amounts of $574, $525 and $56,229 were accrued as of September 30, 1994 with respect to the Service Class shares of the Equity Fund, the Intermediate Bond Fund and the Balanced Fund, respectively. Rule 12b-1 payments in the amounts of $870, $18 and $41,708 were accrued as expenses for the year ended September 30, 1994 with respect to the Service Class shares of the Equity Fund, the Intermediate Bond Fund and the Balanced Fund, respectively.

     On September 30, 1994, the Funds' shareholders approved a Plan of Distribution for the Retail Class shares pursuant to Rule 12b-1 (the "Retail 12b-1 Plan").

     The Retail 12b-1 Plan authorizes payments by the Funds in connection with the distribution of its Retail Class shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Funds' average daily net assets. Payments will be accrued daily and paid monthly or at such other intervals as the Board may determine and may be paid in advance of actual billing, based on estimates of actual expenditures incurred during the period. Payments may be made in subsequent years for expenses incurred in prior years if such payment is separately authorized by the Board. The Board, however, has no legal obligation to authorize such payments in the future and thus may not authorize them.

     Payments may be made by the Funds under the Retail 12b-1 Plan for the purpose of financing any activity primarily intended to result in the sale of the Retail Class shares of the Funds as determined by the Board of Trustees. Such activities typically include advertising, compensation for sales and sales marketing activities of the distributor and other banks, broker-dealers and service providers, shareholder account servicing, production and dissemination of prospectus and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Funds may finance without a plan of distribution, the Funds may also make payments to finance such activity outside of the Proposed 12b-1 Plan and not be subject to its limitations.

     The Retail 12b-1 Plan of the Funds has been implemented by written agreements between the Funds and/or Gabelli & Company, Inc. (the "Distributor") and each person (including the Distributor) to which payments may be made. Administration of the Retail 12b-1 Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses for which payments are made and that the Board of Trustees approve all agreements implementing the Retail 12b-1 Plan and other requirements of rule 12b-1. Approval by a majority of the Board of Trustees who are not interested persons of the Trust is required for all payment determinations. The Retail 12b-1 Plan or any separate agreement thereunder may be terminated by either a majority of the Board or a majority of disinterested Trustees.

     The Board of Trustees has approved implementation of the Retail 12b-1 Plan through the Proposed Advisory Agreements which provide for separate payments pursuant to a plan of distribution, and by having the Funds enter into a Distribution Agreement with the Distributor authorizing reimbursement of expenses (including overhead) incurred by the Distributor and its affiliates up to the .25% rate authorized by the Retail 12b-1 Plan. Distribution activities include, without limitation, advertising the Funds; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Funds, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel of any of them (including Westwood and its personnel) for providing services to shareholders of the Funds relating to their investment in the Funds, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Funds and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar direct and indirect expenses relating to any activity for which payment is authorized by the Board of Trustees; and the financing of any activity for which payment is authorized by the Board of Trustees. To the extent any of these payments is based on allocations by the Distributor, the Funds may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Funds' Shares. In the unlikely event that a court were to find that these laws prevent such banks from providing the services described above, the Funds would seek alternative providers and expect that shareholders would not experience any disadvantage.

     Expenses and Expense Information. Teton Advisors LLC reimbursed the Intermediate Bond Fund in the amount of $39,693 for the period ended September 30, 1996 for expenses in excess of the expense limitation of certain states having jurisdiction over the Fund. On October 11, 1996 the "National Securities Market Improvement of 1996" vested in the Securities and Exchange Commission exclusive authority for the registration or qualification of investment company offerings, thus, preempting any state law expense limitation requirement, effective October 11, 1996.

                        PURCHASE AND REDEMPTION OF SHARES

     Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and each Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered in that shareholder's name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make such Fund whole.

                        DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Purchase of Shares."

Valuation of Portfolio Securities -- Amortized Cost.

     As indicated under "Fund Share Valuation" in the Prospectus, the Cash Management Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of the Cash Management Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Cash Management Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of thirteen months or less and invest only in certain eligible securities determined by the Funds' Board of Trustees to be of high quality with minimal credit risks. Pursuant to Rule 2a-7, the Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Cash Management Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Cash Management Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

     The other Funds value their portfolio securities in accordance with the procedures described in the Prospectus.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              SHAREHOLDER SERVICES

     Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Funds make available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Funds make available Keogh Plans, IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts," and 403 (b)(7) Plans. Plan support services are also available. For details contact the Distributor by calling toll free 1-800-GABELLI (1-800-422-3554). The Fund has the right to terminate any of these plans at any time giving proper notice to existing accounts.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans. The Funds can also be used as vehicles for existing pension and profit-sharing plans.

     A fee may be charged by the entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $1,000, with no minimum on subsequent purchases. The minimum initial investment for Distributor-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is normally $750, with no minimum on subsequent purchases.

     The investor should read the Prototype Retirement Plan and the relevant form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Dividends, Distributions and Taxes."

     The Funds intend to continue to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income. In determining the amount of capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. In addition, any losses incurred in the taxable year subsequent to October 31, may be deferred to the next taxable year and used to reduce distributions in the subsequent year.

     Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires a Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares in a Fund will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividend received deduction from 70 to 50 percent.

     Distributions of net capital gains, if any, designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund's shares have been held by a shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. The price of shares purchased at that time includes the amount of the forthcoming distribution.

     Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

     Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new Service Class shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Certain of the options, futures contracts, and forward foreign currency exchange contracts in which certain of the Funds may invest are so-called "section 1256 contracts". With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisers in this regard.

     Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisers in this regard.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. Investors should consult their own tax advisers in this regard.

     Generally, a credit for foreign taxes is available but is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election to qualify as a regulated investment company, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

     The Funds are required to report to the Internal Revenue Service ("IRS") all distributions to shareholders except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Performance Information".

     The Funds may, from time to time, include their yield, effective yield and average annual total return in advertisements or reports to shareholders or prospective investors.

     Current yield for the Cash Management Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Cash Management Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Yield = [(Base Period Return + 1) 365/7] -1.

     Quotations of yield for the other Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[((a-b)/(cd)+1)^6-1]

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

          P (1 + T)^n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     For the fiscal year ending September 30, 1993, the rate of total return for the Equity Fund Retail Class was 20.16%. For the fiscal year ended September 30, 1993, the rates of total return of the Retail Class of the Intermediate Bond Fund and the Balanced Fund were 10.24% and 17.60%, respectively, and for the Balanced Fund Service Class, 6.96%. For the fiscal year ended September 30, 1992, the rates of total return of the Intermediate Bond Fund and the Balanced Fund Retail Class were 11.87% and 7.32%, respectively. For the year ended September 30, 1994, for the Service class of shares the total rate of return of the Equity Fund, the Intermediate Bond Fund and the Balanced Fund were (.90%), (6.81%) and 4.67%, respectively, and for the Retail class of shares, total rate of return was 9.14%, (5.46%) and 5.30%, respectively. For the year ended September 30, 1995, for the Service Class of shares the total rate of return of the Equity Fund, the Intermediate Bond Fund and the Balanced Fund were 25.85%, 11.13% and 21.98%, respectively. For the year ended September 30, 1995, for the Retail Class of shares the total rate of return of the Equity Fund, the Intermediate Bond Fund and the Balanced Fund were 25.54%, (.95)% and 21.67%, respectively. For the fiscal year ended September 30, 1996, for the Retail class of shares the total rate of return of the Equity Fund, the Intermediate

Bond Fund and the Balanced Fund were 26.9%, 4.5% and 19.0% respectively. For the year ended September 30, 1996, for the Service Class of shares the total return for the Equity Fund and the Balanced Fund were 26.3% and 18.8% respectively.

     Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do no reflect deductions for administrative and management costs.

     Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index, the Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

                           INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "General Information."

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board of Trustees has authorized the issuance of four series representing four portfolios of the Trust (i.e., the Funds).

     Except as noted below, each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

     Each Fund is comprised of two classes of shares of beneficial interest -- "Retail Class" shares (formerly "Institutional Class") and "Service Class" shares. Retail Class shares and Service Class shares are identical in all respects, except that Service Class shares are subject to a sales load and bear higher expenses incurred in the distribution and marketing of such shares. These expenses are paid pursuant to the Rule 12b-1 Distribution Plan and Agreement described under "Investment Advisory and Other Services" in this Statement of Additional Information.

     All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. For example, shareholders of each Fund will vote separately by series on matters involving investment advisory contracts and shareholders of each Class will vote separately by class for matters involving the Rule 12b-1 distribution plan. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of trustees and ratification of independent accountants), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority", as defined by the Act when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or class (e.g., approval of investment advisory contracts or changing the fundamental policies of a Fund, or approving the Rule 12b-1 Distribution Plan and Agreement with respect to a class), means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or class). Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

     The Funds send annual and semi-annual financial statements to all of their shareholders.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                       COUNSEL AND INDEPENDENT ACCOUNTANTS

     The Bank of New York, 110 Washington Street, New York, New York 10286, acts as the Funds' custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, acts as transfer agent for the Trust. Neither State Street Bank and Trust Company, nor The Bank of New York takes any part in determining the investment policies of the Funds or which portfolio securities are to be purchased or sold by the Funds.

     Baker & McKenzie, 805 Third Avenue, New York, New York 10022, passes upon certain legal matters in connection with the shares offered by the Funds and also acts as Counsel to the Funds.

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants, have been selected as independent accountants of the Funds.

                                    APPENDIX

     Descriptions of certain Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") corporate bond ratings:

S&P

AAA

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus designation to show relative standing within the major ratings categories.

Moody's

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of higher quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end or a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

     Description of S&P and Moody's commercial paper ratings:

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                              FINANCIAL STATEMENTS

     Attached hereto are the following: audited financial statements for the Funds dated September 30, 1995 and the Report of Price Waterhouse, LLP thereon.

                               THE WESTWOOD FUNDS
                            PART C: OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) Financial Statements:

    Included in Part A:

        WESTWOOD EQUITY FUND


        Financial Highlights


        WESTWOOD INTERMEDIATE BOND FUND
        AND WESTWOOD BALANCED FUND

        Financial Highlights for each of the five years in the period ended September 30, 1996.

    Included in Part B:

        WESTWOOD EQUITY FUND

        Portfolio of Investments -- September 30, 1996.

        Statement of Assets and Liabilities -- September 30, 1996.

        Statement of Operations -- year ended September 30, 1996.

        Statement of Changes in Net Assets -- for the years ended September 30, 1995 and September 30, 1996.

        Notes to Financial Statements.

        Selected Per Share Data and Ratios.

        Report of Independent Accountants dated November 12, 1996.

        WESTWOOD INTERMEDIATE BOND FUND AND WESTWOOD BALANCED FUND

        Portfolio of Investments -- September 30, 1996.

        Statement of Assets and Liabilities -- September 30, 1996.

        Statement of Operations -- year ended September 30, 1996.

        Statement of Changes in Net Assets -- years ended September 30, 1995 and September 30, 1996.

        Notes to Financial Statements.

        Selected Per Share Data and Ratios.


        Report of Independent Accountants dated November 12, 1996. (Incorporated by Reference)

        WESTWOOD REALTY FUND
        WESTWOOD SMALLCAP FUND

        Unaudited financial statements will be filed by amendment within four to six months of effectiveness of the Registrations Statement or commencement of the public offering of shares, whichever is later.


(b) Exhibits:

(1) Registrant's Declaration of Trust and Amendments thereto are incorporated by reference to Exhibit 1 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1986.

(2) Registrant's By-Laws are incorporated by reference to Exhibit 2 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1986.

(3)     None.

(4)     The specimen copy of a share certificate is incorporated by reference to
        Exhibit 4 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1986.


(5)(a) Revised form of Investment Advisory Agreement between the Registrant and Teton Advisers, LLC.*

(5)(b) The Form of Administration Contract with BISYS Fund Services for the Westwood Realty Fund and Westwood SmallCap Fund.

(5)(c) The Form of Investment Sub-Advisory Agreement between Teton Advisers, LLC and Westwood Management Corporation for the Westwood SmallCap Fund and Westwood Equity Fund.*

(6) The Distribution Agreement between Gabelli & Company, Inc. and The Westwood Funds.


(7)     None.

(8)(a) The Amended and Restated Custody Agreement dated August 18, 1989 is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1990.

(9)     None.


(10)(a) Opinion of Baker & McKenzie, Trust Counsel.*

(10)(b) Consent of Baker & McKenzie, Trust Counsel.*

(11)    Consent of Price Waterhouse LLP, Independent Accountants.


(12)    None.

(13)    None.

(14)    None.


(15) Rule 12b-1 Distribution Plan and Agreement for The Westwood Funds (Retail Class) incorporated by reference to Exhibit (15)(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 31, 1995.

(15)(a) Rule 12b-1 Distribution Plan and Agreement for The Westwood Funds (Service Class) incorporated by reference to Exhibit (15)(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 31, 1995.

(16)    Schedule for Computation of Performance Quotations.


Item 25. Persons Controlled by or Under Common Control with Registrant

Not Applicable.

----------
* Filed herewith as an Exhibit.

Item 26. Number of Holders of Securities


        (1)                                                        (2)
                                                            Number of Record
                                                             Holders as of
        Title of Class                                      January __, 1996


        Shares of beneficial interest, par value $.001 per share

        Westwood Equity Fund                                      1,372
        Westwood Cash Management Fund                                --
        Westwood Intermediate Bond Fund                             405
        Westwood Balanced Fund                                    1,932
        Westwood Equity (Service Class)                              94
        Westwood Balanced (Service Class)                           301

Item 27. Indemnification

     The statement as to the general effect of any contract, arrangements or statute under which a trustee, officer, underwriter or affiliated person of the Registrant is indemnified is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1986.

Item 28. Business and Other Connections of the Investment Adviser

     Teton Advisers LLC (the "Adviser"), a subsidiary of Gabelli Funds, Inc., serves as the Funds' investment adviser. The Adviser is a Texas limited liability company and has no prior history of operation. The Adviser was formed in 1994.

     Westwood Management Corp. (the "Sub-Adviser") serves as the Fund's investment adviser. The Sub-Adviser is a registered investment adviser managing in excess of $900 million in separate accounts, primarily corporate pension funds. The Sub-Adviser was formed in 1983.

Officers and Directors of Investment Adviser

Name and Position
with Investment Adviser                 Other Businesses:


Bruce N. Alpert                         Chief Financial Officer of Investment
President and Manager                   Advisory Division of Gabelli Funds, Inc.

Terri Ellenzweig                        Vice President of Gabelli Funds Division
Vice President                          of Gabelli Funds, Inc.

Joseph R. Rindler                       None
Member

John D. Gabelli                         President:
Member                                    John Gabelli, Inc.
                                          New York, New York

James E. McKee                          General Counsel of Gabelli Funds, Inc.
Secretary


----------
* Filed herewith as an Exhibit.

Officers and Directors of Investment Sub-Adviser

Name and Position
with Investment Sub-Adviser             Other Businesses:

Susan M. Byrne                          Director:
Director, President and Treasurer         Southwest Securities Group
                                          1201 Elm Street, #4300
                                          Dallas, TX

Patricia Rice Fraze                     None
Senior Vice President

Lynda Jean Calkin                       None
Senior Vice President

Robert Buchholz                         President and Chief
Director                                Executive Officer:
                                          Southwest Securities Group
                                          1201 Elm Street, #4300
                                          Dallas, TX
                                        Director:
                                          Trust Co. of Texas
                                          Preston Road, Dallas, TX


Raymond E. Woolridge                    Chief Executive Officer:
Director                                  Southwest Securities Group
                                          1201 Elm Street, #4300
                                          Dallas, TX
                                        Director:
                                          Trust Co. of Texas
                                        Director:
                                          Brokers Transactions
                                           Services
                                          Preston Road, Dallas, TX


Item 29.  Principal Underwriter


     (a) Gabelli & Company, Inc. or its affiliate is Distributor for the Registrant, Gabelli Equity Series Funds, Inc., Gabelli Gold Fund, Inc., Gabelli Global Series Funds, Inc., Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., Gabelli Capital Asset Fund, Gabelli Asset Fund, Gabelli Growth Fund, Gabelli Value Fund, Westwood Equity Fund, Westwood Intermediate Bond Fund, Westwood Balanced Fund, Westwood Cash Management Fund, Westwood Realty Fund and Westwood SmallCap Fund.


     (b)  Officers and Trustees

Name and Principal      Positions and Offices              Positions and Offices
Business Address*       with Distributor                   with Registrant


Stephen G. Bondi        Director, Vice President --
                          Finance Secretary                None
James E. McKee          Secretary                          None



Donald Jenkins          Director                           None
Walter Walsh            Compliance Officer                 None

James G. Webster, III   Chairman and Director              None


----------
* All addresses are One Corporaate Center, Rye, New York 10580.

Item 30. Location of Accounts and Records

        1.  The Bank of New York
            110 Washington Street
            New York, New York 10266

        2.  Gabelli & Company, Inc.
            One Corporate Center
            Rye, New York 10580


        3.  BISYS Fund Services, Inc.
            3435 Stelzer Rd., Suite 1000
            Columbus, OH 43219


        4.  State Street Bank and Trust Company
            225 Franklin Street
            Boston, Massachusetts 02110

Item 31. Management Services

Not Applicable.

Item 32.  Undertakings


     (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

     (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

     (c) Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Registrant's 1933 Act Registration Statement relating to shares of the SmallCap Fund and Realty Fund (the "Shares") or the initial public offering of the Shares, whichever is later.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the __ day of February 1997.


                                 THE WESTWOOD FUNDS

                                 BY:   * Susan M. Byrne
                                    --------------------------------------
                                 Susan M. Byrne,
                                 President and Principal Executive Officer

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          Signature                      Title                        Date


     * Susan M. Byrne          Trustee, President and
     -----------------------   Principal Executive Officer     February   , 1997
     Susan M. Byrne

     * Anthony J. Colavita     Trustee                         February   , 1997
     -----------------------
     Anthony J. Colavita

     * James P. Conn           Trustee                         February   , 1997
     -----------------------
     James P. Conn

     * Werner Roeder, M.D.     Trustee                         February   , 1997
     -----------------------
     Werner Roeder, M.D.

     By_____________________

        Attorney-in-Fact



----------
* Pursuant to Power of Attorney filed as Exhibit 16(f) to this Post-Effective Amendment No. 12 to Registration Statement on Form N-1A.